UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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STRATASYS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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STRATASYS, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on May 6, 2004

To the Stockholders of Stratasys, Inc.:

      Notice is hereby given that the Annual Meeting of Stockholders of Stratasys, Inc., a Delaware corporation (the “Company”), will be held on May 6, 2004, at the Company’s manufacturing facility located at 7640 Commerce Way, Eden Prairie, Minnesota 55344, at the hour of 3:30 p.m., for the following purposes:

1.	To elect six directors of the Company to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified; and
2.	To transact such other business as may properly come before the Annual Meeting or adjournments thereof.

      Only stockholders of record at the close of business on April 2, 2004, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

By Order of the Board of Directors

THOMAS W. STENOIEN Executive Vice President, Chief Financial Officer and Secretary

This Notice of Annual Meeting of Stockholders, Proxy Statement and form of proxy are first being distributed on or about April 7, 2004.

YOUR VOTE IS IMPORTANT

Whether or not you plan to attend the Annual Meeting in person, please read this Proxy Statement and promptly vote your shares. You may vote your shares in person by attending the Annual Meeting or by signing and returning the form of proxy in the enclosed envelope. You may revoke your proxy at any time before it is voted, and, if you wish, you may attend the Annual Meeting and vote in person even if you have previously executed a proxy. If your shares are held in a brokerage account or by a trustee or nominee, you have the right to direct your broker, trustee or nominee how to vote your shares. However, you may not vote your shares in person at the Annual Meeting unless you obtain from the broker, trustee or nominee that holds your shares a “legal proxy” giving you the right to vote your shares at the Annual Meeting. Your broker, trustee or nominee has provided voting instructions for you to use in directing your broker, trustee or nominee how to vote your shares.

STRATASYS, INC.
14950 MARTIN DRIVE
EDEN PRAIRIE, MINNESOTA 55344-2020
(952) 937-3000
www.stratasys.com

PROXY STATEMENT

     The Board of Directors of Stratasys, Inc. (the “Company”) presents this Proxy Statement and the enclosed proxy card to all stockholders and solicits their proxies for the Annual Meeting of Stockholders to be held on May 6, 2004, at the Company’s manufacturing facility located at 7640 Commerce Way, Eden Prairie, Minnesota 55344, at 3:30 p.m. The record date of this proxy solicitation is April 2, 2004. All proxies duly executed and received will be voted on all matters presented at the Annual Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted “FOR” the named nominees for election to the Company’s Board of Directors. The Board of Directors anticipates that all of its nominees for election to the Company’s Board of Directors will be available for election and does not know of any matters that may be brought before the Annual Meeting other than those listed on the Notice of the Annual Meeting.

     In the event that any other matter should come before the Annual Meeting or that any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. A proxy may be revoked at any time before being voted by sending a new proxy bearing a later date or a revocation notice to the Company at the above address, Attn: Secretary, by notifying the Secretary of the Company at the Annual Meeting, or by following the voting instructions provided by your broker, trustee or nominee. The Company is soliciting these proxies and will pay the entire expense of solicitation, which will be made by use of the mails. In addition to this solicitation by mail, certain of the Company’s officers, directors and other employees may solicit proxies, without additional remuneration for such services, in person, or by telephone, fax or email. This Proxy Statement is being mailed on or about April 7, 2004.

     The total number of outstanding shares of the Company’s common stock, $.01 par value, as of April 2, 2004, was 10,309,866 shares. The common stock is the only outstanding class of securities of the Company entitled to vote. Each share of common stock has one vote. Only stockholders of record as of the close of business on April 2, 2004, will be entitled to vote at the Annual Meeting or any adjournments thereof.

     A majority of the shares outstanding at the record date must be present at the Annual Meeting to establish the quorum necessary to hold the meeting and conduct business. Shares are counted as present at the Annual Meeting if the stockholder attends the meeting in person or is represented by proxy.

     The affirmative vote by holders of a plurality of the votes cast for directors at the Annual Meeting is required for the election of six directors. This means that the six nominees with the most votes will be elected. Votes withheld in connection with the election of one or more nominees for director will not be counted as votes cast for such individuals. In addition, where brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions (commonly referred to as “broker non-votes”), those shares will not be included in the vote totals.

     A list of stockholders entitled to vote at the Annual Meeting will be available at the Company’s principal office, 14950 Martin Drive, Eden Prairie, Minnesota, during business hours for ten (10) days prior to the Annual Meeting for examination by any stockholder for any purpose germane to the Annual Meeting. This list will also be available for inspection at the Annual Meeting.

ACTIONS TO BE TAKEN AT THE ANNUAL MEETING

PROPOSAL 1. ELECTION OF DIRECTORS

     The directors to be elected at the Annual Meeting will serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. Proxies not marked to the contrary will be voted “FOR” the election to the Board of Directors of the following six persons, all of whom are incumbent directors. All nominees were elected as directors at the 2003 Annual Meeting.

The following table sets forth information concerning the nominees:

Name	Age	Position

S. Scott Crump	50	Chairman of the Board of Directors, Chief Executive
		Officer, President and Treasurer

Ralph E. Crump	80	Director

Edward J. Fierko	63	Director

Clifford H. Schwieter	56	Director

Arnold J. Wasserman	66	Director

Gregory L. Wilson	56	Director

Biographical Information about Nominees

     S. Scott Crump has served as Chief Executive Officer, President, Treasurer and a director of the Company since its inception in 1988 and as Chief Financial Officer from February 1990 to May 1997. Mr. Crump is, with Lisa H. Crump, his wife, a co-founder of the Company, and he is the inventor of the Company’s FDM® technology. During the period from 1982 to 1988, Mr. Crump was a co-founder and Vice President of Sales of IDEA, Inc., which is now called SI Technologies, Inc. (Nasdaq: SISI), a leading manufacturer of force, load and pressure transducers. Mr. Crump remains on its board of directors and is a significant shareholder of that company. Mr. Crump, a registered professional engineer, is the son of Ralph E. Crump, a director of the Company.

     Ralph E. Crump has been a director of the Company since 1990. Mr. Crump is President of Crump Industrial Group, an investment firm located in Trumbull, Connecticut. He was a founder and director of Osmonics, Inc., a manufacturer of reverse osmosis water filtration devices, until it was acquired by General Electric Company in February 2003. Mr. Crump is also Chairman of SI Technologies, Inc. In 1962, Mr. Crump founded Frigitronics, Inc., a manufacturer of ophthalmic goods and medical instruments, and was its President and Chairman of the Board until December 1986. Mr. Crump is also a director of Mity Enterprises, Inc. (Nasdaq: MITY), a manufacturer of institutional tables. He is a Trustee of the Alumni Foundation of UCLA and a member of the Board of Overseers for the Thayer Engineering School at Dartmouth College. Mr. Crump is the father of Scott Crump.

     Edward J. Fierko has been a director of the Company since February 2002. Since May 2003, Mr. Fierko has been President of EJF Associates, a consulting firm. From March 2003 to May 2003, Mr. Fierko was Vice President of GE Osmonics, Inc., a manufacturer of reverse osmosis water filtration devices. From November 1999 through February 2003, he served as President and Chief Operating Officer of Osmonics, Inc., and from November 1998 to September 1999 he served as Executive Vice President of Osmonics. From September 1987 to August 1998, Mr. Fierko was President and CEO of Ecowater International, a holding company with operating companies in the water, waste and special process treatment industry. Prior to that, Mr. Fierko held several management positions over a 23-year career at General Electric Company.

     Clifford H. Schwieter has been a director of the Company since 1994. In 2002, Mr. Schwieter became the President and Chief Executive Officer of Concise Logic, Inc., a software development company focused on semiconductor design tools. From 1994 to 2002, Mr. Schwieter was the President and a Managing Director of C.H. Schwieter and Associates, a financial consulting firm. From July 1992 to March 1994, he served as President, Chief Executive Officer and a director of Centric Engineering Systems, Inc., which was engaged in the development of mechanical design and analysis software for computing systems ranging from workstations to mainframes and massively parallel networked computing environments. Mr. Schwieter was Vice President and General Manager of the Electronic Imaging Systems Division of the DuPont Company from 1986 to 1991. From 1971 to 1986, Mr. Schwieter was with the General Electric Company, where he served as Vice President of GE’s Calma Company from 1985 to 1986 and was responsible for that subsidiary’s worldwide business in the mechanical design and factory automation arena. He was President and Representative Director of GE Industrial Automation, Ltd., a joint venture between GE and C. Itoh & Company located in Tokyo, from 1982 to 1985.

     Arnold J. Wasserman has been a director of the Company since 1994. Mr. Wasserman has been a principal of Panda Financial Associates, a leasing/consulting firm, for more than 35 years. Prior to that, he held positions with IBM and Litton Industries. Mr. Wasserman has consulted with major corporations in the areas of marketing, advertising and sales. He is the lead independent director and chairman of the audit committee of Micros-to-Mainframes, Inc. (Nasdaq: MTMC).

     Gregory L. Wilson has been a director of the Company since 1994. Mr. Wilson is, with his wife Kathy R. Wilson, a co-founder of Mity Enterprises, Inc. and has served as Chairman of the Board of that company since its inception in 1987. From its inception until May 2002, he also served as President of Mity. From 1982 until 1987, Mr. Wilson was President of Church Furnishings, Inc., in Provo, Utah. Mr. Wilson was educated at Indiana University (MBA 1973), following which he served as a Financial Analyst at the Ford Motor Company and as General Manager of the Stereo Optical Company in Chicago, Illinois. Mr. Wilson also serves on the board of directors of Broda Enterprises, Waterloo, Ontario, a manufacturer and distributor of geriatric transport devices, and Iomedics, Inc., a developer and marketer of HIPAA-compliant medial software. Mr. Wilson is an active investor in small, privately-held manufacturing concerns.

Information about the Board of Directors, Committees of the Board, and Executive Officers

     The Board of Directors held 11 meetings in 2003, six of which were conducted by telephone conference call. All directors attended at least 75% of the total number of Board meetings and of the meetings of committees on which they served. The Board of Directors has determined that Edward J. Fierko, Clifford H. Schwieter, Arnold J. Wasserman and Gregory L. Wilson are independent within the meaning of SEC and Nasdaq standards for director independence. Independent directors meet separately without management or non-independent directors present before each scheduled Board of Directors meeting. Directors are expected to attend the Annual Meeting of Stockholders. All of the directors attended the 2003 Annual Meeting.

     Stockholders may contact the Board of Directors by mail addressed to the entire Board of Directors, or to one or more individual directors, at 14950 Martin Drive, Eden Prairie, Minnesota 55344-2020, Attn: Secretary. All communications directed to the Board of Directors or individual directors in this manner will be relayed to the intended recipients.

     The Board of Directors has three standing committees: an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Only independent directors may serve on the standing committees.

     Audit Committee

     The Audit Committee is composed of four directors: Arnold J. Wasserman (Chairman), Edward J. Fierko, Clifford H. Schwieter and Gregory L. Wilson. The Board of Directors has determined that all of the members of the Audit Committee are independent under Nasdaq listing standards and that Mr. Fierko qualifies under the Nasdaq standard as financially sophisticated and under the SEC criteria as an audit committee financial expert. The Audit Committee held five meetings in 2003.

     The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent auditors, who report directly to the Audit Committee. In addition, the Audit Committee is responsible for addressing complaints received by the Company regarding any accounting, internal accounting controls or auditing matters, as well as employees’ concerns regarding any questionable accounting or auditing matters. The duties of the Audit Committee also include reviewing and considering actions of management in matters relating to audit functions, reviewing reports from various regulatory authorities, reviewing the system of internal controls and procedures of the Company, and reviewing the effectiveness of procedures intended to prevent violations of law and regulations.

     At its meeting held on March 26, 2004, the Board of Directors amended and restated the Audit Committee’s charter to comply with the new Nasdaq listing standards. A copy of the amended and restated Audit Committee charter accompanies this proxy statement as Appendix A.

     Compensation Committee

     The Compensation Committee is composed of four directors: Clifford H. Schwieter (Chairman), Edward J. Fierko, Arnold J. Wasserman and Gregory L. Wilson. The Board of Directors has determined that all of the members of the Compensation Committee are independent under Nasdaq listing standards. The Compensation Committee held five meetings in 2003.

     The duties of the Compensation Committee are to recommend to the Board remuneration for officers of the Company, to administer the Company’s stock option plans and to recommend the establishment of and to monitor a compensation and incentive program for all executives of the Company.

     Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee is composed of four directors: Gregory L. Wilson (Chairman), Edward J. Fierko, Clifford H. Schwieter and Arnold J. Wasserman. The Board of Directors has determined that all of the members of the Nominating and Corporate Governance Committee are independent under Nasdaq listing standards. The Nominating and Corporate Governance Committee was established on March 17, 2004, and it held its first meeting on March 26, 2004. A current copy of the Nominating and Corporate Governance Committee’s charter is available on the Company’s website, located at www.stratasys.com, and accompanies this proxy statement as Appendix B.

     The duties of the Nominating and Corporate Governance Committee are to recommend to the Board nominees to the Board of Directors and its standing committees. Although the Nominating and Corporate Governance Committee has not established minimum qualifications for director candidates, it will consider, among other factors:

  Judgment

  Skill

  Diversity

  Experience with businesses and other organizations of comparable size

  The interplay of the candidate’s experience with the experience of other Board members

  The extent to which the candidate would be a desirable addition to the Board and any committees of the Board

     The Nominating and Corporate Governance Committee will consider all director candidates recommended by stockholders. Any stockholder who desires to recommend a director candidate may do so in writing, giving each recommended candidate’s name, biographical data and qualifications, by mail addressed to the Chairman of the Nominating and Corporate Governance Committee, in care of Stratasys, 14950 Martin Drive, Eden Prairie, Minnesota 55344-2020. Members of the Nominating and Corporate Governance Committee will assess potential candidates on a regular basis.

Directors’ Fees

     Effective in 2004, each non-management director will receive $12,000 per year as compensation for serving on the Board of Directors plus $1,500 for each meeting of the Board attended in person and $250 for each meeting attended by telephone. Each independent director will receive $2,500 per year for committee service and $250 for attendance at each committee meeting held not in conjunction with a regularly scheduled meeting of the Board. Non-management directors will also receive options to purchase 20,000 shares of common stock each year as compensation for serving on the Board of Directors. The chairman of the audit committee will receive an additional $5,000 per year. The $12,000 annual compensation is contingent on the Company meeting its annual net income targets. Ralph E. Crump has waived the cash portion of his compensation for serving on the Board of Directors to which he would otherwise be entitled if he is re-elected. In addition, directors are entitled to reimbursement of reasonable expenses incurred in attending meetings. Prior to 2004, directors received awards under the Company’s equity compensation plans as compensation for serving on the Board of Directors. In November 2003, each non-management director received a non-qualified option to purchase 30,000 shares of common stock (as adjusted for the 3-for-2 stock split in the form of a stock dividend effected in December 2003) in connection with his service on the Board of Directors.

Executive Officers

     In addition to Scott Crump, the Company’s Chairman, President, Chief Executive Officer, and Treasurer, the following individual serves as an executive officer of the Company:

     Thomas W. Stenoien, 53, has served as Chief Financial Officer of the Company since May 1997, as Secretary since January 1999, and as Executive Vice President of the Company since January 2001. Mr. Stenoien joined the Company in February 1993 as Controller and has also served as Director of Finance. Before joining the Company, Mr. Stenoien served as Controller of Anderberg Lund Printing Co. and as Accounting Manager for Braemar Corporation.

Compliance with Section 16(a) of the Exchange Act

     Pursuant to Section 16 of the Securities Exchange Act of 1934, the Company’s directors and executive officers and beneficial owners of more than 10% of the Company’s common stock are required to file certain reports, within specified time periods, indicating their holdings of and transactions in the Company’s common stock and derivative securities. Based solely on a review of such reports provided to the Company and written representations from such persons regarding the necessity to file such reports, the Company is not aware of any failures to file reports or report transactions in a timely manner during the Company’s fiscal year ended December 31, 2003, except as disclosed in the proxy statement relating to the 2003 Annual Meeting and as follows: S. Scott Crump filed one late report on Form 4 relating to two transactions; and, as a result of practical difficulties in attempting to comply with the new two-business-day filing deadline, Clifford H. Schwieter filed four late reports on Form 4 relating to 33 transactions (primarily sales of small blocks of common stock over short periods).

EXECUTIVE COMPENSATION

Summary Compensation

     The following table sets forth the cash and non-cash compensation paid by the Company for services rendered during the fiscal years ended December 31, 2001, December 31, 2002 and December 31, 2003, to the Company’s Chief Executive Officer and each other executive officer whose compensation exceeded $100,000 during such year (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE

					Long-Term
		Annual Compensation			Compensation

					Securities
Name and					Underlying	All Other
Principal Position	Year	Salary	Bonus		Options(1)	Compensation(2)

S. Scott Crump	2003	$153,113	$100,000	(3)	30,000	$2,231
Chairman, President,	2002	$148,720	$79,500	(4)	-0-	$2,025
CEO and Treasurer	2001	$148,720	$71,500	(5)	45,000	$1,619

Thomas W. Stenoien	2003	$106,210	$105,000	(6)	15,000	$3,000
Executive Vice	2002	$103,194	$82,900	(7)	-0-	$2,211
President, CFO and	2001	$103,100	$69,700	(8)	23,100	$2,827
Secretary

(1)	As adjusted, where appropriate, to reflect the 3-for-2 stock split in the form of a stock dividend which became effective in December 2003.
(2)	Consists of employer-matching contributions to a 401(k) plan. This benefit is available to all full-time employees of the Company.
(3)	$71,200 of this bonus was earned in 2003 and paid in 2004.
(4)	$44,800 of this bonus was earned in 2002 and paid in 2003.
(5)	$38,900 of this bonus was earned in 2001 and paid in 2002.
(6)	$66,090 of this bonus was earned in 2003 and paid in 2004.
(7)	$41,160 of this bonus was earned in 2002 and paid in 2003.
(8)	$34,000 of this bonus was earned in 2001 and paid in 2002.

OPTION GRANTS IN LAST FISCAL YEAR

     The table below includes information on stock options granted to the Named Executive Officers during the year ended December 31, 2003. The Company granted options to purchase a total of 324,250 shares (as adjusted, where appropriate, to reflect the 3-for-2 stock split in the form of a stock dividend which became effective in December 2003) to all of its employees during the year ended December 31, 2003.

Percent of
		Total			Potential Realizable Value At
	Number of	Options			Assumed Annual Rates of
	Securities	Granted to			Stock Price Appreciation for
	Underlying	Employees	Exercise or		Option Term
	Options	In Fiscal	Base Price(1)	Expiration
Name	Granted(1) (#)	Year	($/Sh)	Date	5% ($)	10% ($)

S. Scott Crump	30,000(2)	9.3%	$28.60	11/3/09	$248,902	$661,999

Thomas W. Stenoien	15,000(2)	4.6%	$28.60	11/3/09	$124,451	$331,000

(1)	As adjusted to reflect the 3-for-2 stock split in the form of a stock dividend which became effective in December 2003.
(2)	These options vest in five equal annual installments, beginning on November 4, 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR-END OPTION VALUES

     The table below includes information regarding the value realized on option exercises and the market value of unexercised options held by the Named Executive Officers during the year ended December 31, 2003.

			Number Of Securities		Value of Unexercised In-the-
	Shares		Underlying Unexercised		Money Options at
	Acquired		Options at FY-End(1) (#)		FY-End ($)(2)
	On	Value
Name	Exercise(1) (#)	Realized ($)	Exercisable	Unexercisable	Exercisable	Unexercisable

S. Scott Crump	37,500	684,985	48,000	49,500	858,846	600,660

Thomas W. Stenoien	18,840	302,492	3,150	6,570	74,718	291,366

(1)	As adjusted, where appropriate, to reflect the 3-for-2 stock split in the form of a stock dividend which became effective in December 2003.
(2)	Based upon a closing price of $27.05 on the Nasdaq National Market on December 31, 2003.

Report of the Compensation Committee of the Board of Directors on Executive Compensation

     The Compensation Committee of the Board of Directors is composed of Messrs. Schwieter (Chairman), Fierko, Wasserman and Wilson. It recommends to the Board remuneration for officers of the Company, administers the Company’s stock option plans and recommends the establishment of and monitors a compensation and incentive program for all executives of the Company. The intent of the executive compensation program is to provide competitive levels of compensation in order to attract, retain, and motivate the Company’s executives. The goal is to align the interests of the Company’s executives with those of the stockholders, and link total compensation to the individual’s performance and success of the Company.

     Executive Compensation Programs

     The Company’s executive compensation program consists of three principal components: base compensation, cash bonus, and stock options. In determining base compensation, the Compensation Committee considers prevailing industry salaries, historical compensation levels as compared with past performance, and expected future contributions of the executives. The Compensation Committee then recommends appropriate base compensation to the full Board of Directors.

     The Company also offers incentive plans under which executive officers may be paid cash bonuses. The compensation under these plans is dependent upon the achievement of certain financial, growth, and performance targets established by the Board of Directors prior to the start of each fiscal year.

     The Company also offers stock options as a component of its long-term incentive and retention program. Stock options are granted at the date of hire and periodically thereafter. These options align the interest of the executive officer with those of the stockholders, since it is only through stock appreciation linked to Company performance that the executive will benefit from these plans. In arriving at its recommendations for the amount of such grants, the Compensation Committee considers the executive’s contribution to the Company’s performance in the past, and the expected contribution of the executive to the Company’s long-term growth. The Company’s policy is to fix the price of the options at or above the fair market value on the date of grant, thereby linking the executive’s value realized directly to the gains realized by the Company’s stockholders.

     Chief Executive Officer Compensation

     In arriving at its recommendation for Mr. Crump’s total compensation, the Compensation Committee considered the Company’s performance as measured by revenue, revenue growth, profitability, earnings per share, share valuation, and corporate objectives. After considering Mr. Crump’s performance in 2003, the Compensation Committee recommended a management-by-objective (“MBO”) profit bonus of $100,000. Base compensation, determined in early 2003, amounted to $153,113, an increase from base compensation of $148,720 earned in 2002.

Submitted March 31, 2004, by the members of the Compensation Committee.

Clifford H. Schwieter, Chairman
Edward J. Fierko
Arnold J. Wasserman
Gregory L. Wilson

PERFORMANCE GRAPH

     The following graph compares on a cumulative basis the yearly percentage change, assuming dividend reinvestment, over the last five fiscal years in (a) the total shareholder return on the Company’s common stock with (b) the total return on the Nasdaq (US) Composite Index, and (c) the total return on the information technology sector of the Standard & Poor’s SmallCap 600 Index (“S&P 600 Info Tech Index”). The S&P 600 Info Tech Index consists of 125 of the 600 stocks comprising the Standard & Poor’s SmallCap 600 Index, a capitalization-weighted index of domestic stocks chosen for market size, liquidity and industry representation.

     The following graph assumes that $100 had been invested in each of Stratasys, the Nasdaq (US) Composite Index, and the S&P 600 Info Tech Index on December 31, 1998.

Assumes $100 invested on December 31, 1998
Assumes dividends reinvested
Fiscal year ending December 31, 2003

     The immediately preceding sections entitled “Report of the Compensation Committee of the Board of Directors on Executive Compensation” and “Performance Graph” do not constitute soliciting material for purposes of SEC Rule 14a-9, will not be deemed to have been filed with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, and are not to be incorporated by reference into any other filing that the Company makes with the SEC.

COMMON STOCK OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 2, 2004, certain information concerning the beneficial ownership of common stock by (i) each person known by the Company to be the owner of more than 5% of the outstanding common stock, (ii) each director, (iii) each Named Executive Officer, and (iv) all directors and executive officers as a group. In general, “beneficial ownership” includes those shares a director or executive officer has the power to vote or the power to transfer, and stock options and other rights to acquire common stock that are exercisable currently or become exercisable within 60 days. Except as indicated otherwise, the persons named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. The calculation of the percentage owned is based on 10,309,866 shares outstanding on April 2, 2004. The address of each of the directors and executive officers listed below is c/o Stratasys, Inc., 14950 Martin Drive, Eden Prairie, Minnesota 55344.

			Percentage of
	Amount and Nature		Outstanding
Name and Address	of Beneficial Ownership		Shares Owned

S. Scott Crump	480,625	(1)	4.64%

Thomas W. Stenoien	13,770	(2)	*

Ralph E. Crump	371,120	(3)	3.58%

Edward J. Fierko	77,500	(4)	*

Clifford H. Schwieter	52,588	(5)	*

Arnold J. Wasserman	80,000	(6)	*

Gregory L. Wilson	95,000	(7)	*

Caxton International Limited, Caxton Equity Growth
LLC, Caxton Equity Growth (BVI) Ltd., Caxton
Associates, L.L.C. and Mr. Bruce S. Kovner	581,943	(8)	5.7%

All directors and executive
officers as a group (7 persons)	1,170,603	(9)	10.98%

*	Represents less than 1% of the Company’s outstanding common stock.
(1)	Includes 55,500 shares issuable upon the exercise of presently exercisable stock options. Does not include 62,000 shares issuable upon the exercise of stock options that are not presently exercisable. Also includes 200,680 shares owned of record by Mr. Crump’s wife and 675 shares owned of record by Mr. Crump’s child, all of which shares Mr. Crump disclaims beneficial ownership. In addition, Mr. Crump disclaims beneficial ownership of 171,810 shares owned of record and 50,000 shares issuable upon the exercise of presently exercisable stock options held by Ralph E. Crump, Mr. Crump’s father, and 149,310 shares owned of record by Mr. Crump’s mother.

(2)	Includes 6,570 shares issuable upon the exercise of presently exercisable stock options. Does not include 36,640 shares issuable upon the exercise of stock options that are not presently exercisable.
(3)	Includes 50,000 shares issuable upon the exercise of presently exercisable stock options. Also includes 149,310 shares owned of record by Mr. Crump’s wife, of which shares Mr. Crump disclaims beneficial ownership. In addition, Mr. Crump disclaims beneficial ownership of 223,770 shares owned of record and 55,500 shares issuable upon the exercise of presently exercisable stock options held by S. Scott Crump, Mr. Crump’s son, and 200,680 shares owned of record by Mr. Crump’s daughter-in-law.

(4)	Includes 60,000 shares issuable upon the exercise of presently exercisable stock options.
(5)	Includes 50,000 shares issuable upon the exercise of presently exercisable stock options.
(6)	Represents 80,000 shares issuable upon the exercise of presently exercisable stock options.
(7)	Includes 50,000 shares issuable upon the exercise of presently exercisable stock options.
(8)	Represents shares of common stock beneficially owned as of March 17, 2004, as indicated on the report on Form 13G filed by Caxton International Limited, Caxton Equity Growth LLC, Caxton Equity Growth (BVI) Ltd., Caxton Associates, L.L.C. and Mr. Bruce S. Kovner. Caxton International exercises shared voting and dispositive power with respect to 410,369 shares. Caxton Equity Growth exercises shared voting and dispositive power with respect to 41,742 shares. Caxton Equity Growth (BVI) exercises shared voting and dispositive power with respect to 129,832 shares. Caxton Associates and Mr. Kovner exercise shared voting and dispositive power with respect to all of these shares. The address of Caxton International and Caxton Equity Growth (BVI) is c/o Prime Management Limited, Mechanics Building, 12 Church Street, Hamilton HM11, Bermuda. The address of Caxton Equity Growth and Caxton Associates is c/o Caxton Associates, Princeton Plaza, Building 2, 731 Alexander Road, Princeton, NJ 08540. Mr. Kovner’s address is 500 Park Avenue, New York, NY 10022.

(9)	Includes 352,070 shares issuable upon the exercise of presently exercisable stock options.

CERTAIN TRANSACTIONS

     On November 4, 2003, each of Ralph E. Crump, Edward J. Fierko, Clifford H. Schwieter, Arnold J. Wasserman and Gregory L. Wilson was granted an option to purchase 30,000 shares of common stock (as adjusted for the 3-for-2 stock split in the form of a stock dividend effected in December 2003) in connection with his service on the Board of Directors. These options are immediately exercisable at an exercise price of $28.60 per share.

     On January 7, 2004, each of Ralph E. Crump, Edward J. Fierko, Clifford H. Schwieter, Arnold J. Wasserman and Gregory L. Wilson was granted an option to purchase 20,000 shares of common stock in connection with his service on the Board of Directors. These options are immediately exercisable at an exercise price of $28.85 per share.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1.

INDEPENDENT ACCOUNTANTS

     Rothstein, Kass & Company, P.C., audited the Company’s financial statements for the fiscal years ended December 31, 2003, December 31, 2002, and December 31, 2001, and have been the Company’s independent public accountants since December 20, 1994. Rothstein Kass has no financial interest, either direct or indirect, in the Company. The Audit Committee has not yet selected independent accountants to audit the Company’s financial statements for the fiscal year ending December 31, 2004. It was the determination of the Audit Committee that the Company should not be obligated at this time to retain a specific firm of independent accountants.

     No representative of Rothstein Kass is expected to attend the Annual Meeting or to make a statement or respond to questions from stockholders.

     In accordance with the Audit Committee’s charter and pursuant to SEC rules, the Audit Committee reviewed all services performed by Rothstein Kass for the Company in 2003, within and outside the scope of their quarterly and annual auditing function. The aggregate fees billed by the Company’s independent auditors for each of the last two fiscal years are as follows:

	2003	2002

Audit Fees	$86,165	$77,085

Audit-Related Fees	$-0-	$-0-

Tax Fees	$18,128	$8,745

All Other Fees	$8,930	$21,853

     The fees labeled as All Other Fees above principally involved 401(k) audit fees in both 2003 and 2002, and in 2002 included fees for services related to evaluating a potential acquisition. At a meeting held on February 12, 2004, the Audit Committee reviewed the non-audit services listed above and determined that such services are compatible with the continued preservation of the status of Rothstein Kass as independent auditors.

AUDIT COMMITTEE REPORT

     The Audit Committee meets with the Company’s independent auditors, both with and without management present, to review the scope and results of the audit engagement, the system of internal controls and procedures and the effectiveness of procedures intended to prevent violations of laws and regulations. At its meeting held on March 26, 2004, the Board of Directors amended and restated the Audit Committee’s charter to comply with the new Nasdaq listing standards. On March 26, 2004, the Audit Committee adopted the amended and restated Audit Committee charter, a copy of which accompanies this proxy statement. Both the Audit Committee and the Board of Directors have determined that the amended and restated Audit Committee charter states appropriate guiding principles for the Audit Committee. In addition, after evaluating the qualifications of the members of the Audit Committee, the Board of Directors has determined that its members continue to have the independence and expertise to serve on the Audit Committee as required by all applicable rules and regulations.

     The Audit Committee has reviewed the Company’s 2003 audited financial statements with management and has discussed with the independent auditors the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU § 380). The Audit Committee also received from Rothstein Kass, at the Committee’s February 12, 2004 meeting, the written disclosures and the letter required by Independence Standards Board Standard No. 1. The Audit Committee has also discussed with the independent auditors and received their written confirmation that they remain independent accountants with respect to the Company. Based on its review of such items with Rothstein Kass, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for 2003 for filing with the SEC.

Arnold J. Wasserman, Chairman
Edward J. Fierko
Clifford H. Schwieter
Gregory L. Wilson

OTHER MATTERS

     The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice of Annual Meeting and described in this Proxy Statement. Unless otherwise directed, all shares represented by Board of Directors’ proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying proxy will vote on those matters according to their best judgment.

EXPENSES

     The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed proxy card and other materials, and the cost of soliciting proxies with respect to the Annual Meeting, will be borne by the Company. The Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of proxies by mail may be supplemented by telephone, fax and email by officers and other employees of the Company, but no additional compensation will be paid to such individuals.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

     Proposals of stockholders of the Company that are intended to be presented at the Company’s next Annual Meeting of Stockholders must be received by the Company no later than December 9, 2004, in order for them to be included in the proxy statement and form of proxy relating to that meeting. If the date of such meeting is changed by more than 30 calendar days from the date such meeting is scheduled to be held under the Company’s By-Laws, or if the proposal is to be presented at any meeting other than the next Annual Meeting of Stockholders, the proposal must be received at the Company’s principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

     Stockholder proposals for business matters to be conducted at the meeting, including nominations of persons to serve as directors of the Company, but not to be considered for inclusion in the Company’s proxy statement and form of proxy relating to its 2005 Annual Meeting, must be received no later than February 22, 2005. Such proposals should be directed to the Company’s Secretary at 14950 Martin Drive, Eden Prairie, Minnesota 55344-2020.

AVAILABLE INFORMATION

     Copies of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2003, as filed with the SEC, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Company’s common stock) upon written request to Thomas W. Stenoien, the Company’s Secretary, 14950 Martin Drive, Eden Prairie, Minnesota 55344-2020, or on the SEC’s website at www.sec.gov.

Appendix A

STRATASYS, INC.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER STATEMENT

On behalf of the Board of Directors, the Audit Committee’s function is to oversee the Company’s accounting and financial reporting processes and audits of the Company’s financial statements. Primary responsibility for the Company’s financial reporting lies with senior management, with oversight by the Board of Directors. The Audit Committee:

  maintains open lines of communication with the Company’s Chief Financial Officer and the senior account representative of its External Auditor;

  is an informed, vigilant and effective overseer of the Company’s internal controls and disclosure controls and procedures for financial reporting purposes;

  has its duties and responsibilities set forth in a written charter;

  reports its activities to the full board on a regular basis; and

  complies with applicable law (including Nasdaq and SEC rules) for Audit Committees.

COMMITTEE STRUCTURE AND MEMBERSHIP

The Committee shall be comprised of three or more directors each of whom shall be independent as determined in accordance with applicable law (including SEC and Nasdaq rules). All members of the Committee must be able to read and understand fundamental financial statements, including a company’s balance sheet, income statement and cash flow statement. Committee members shall not receive any compensation from the Company except as allowed under applicable law (including SEC and Nasdaq rules). The Committee shall generally maintain as a member at least one “financial expert” as determined in accordance with applicable law (including SEC and Nasdaq rules). The members of the Committee shall be elected by the Board upon the recommendation of the Nominating and Corporate Governance Committee.

MEETINGS

The Audit Committee will meet on a regular basis and special meetings will be called as circumstances require. The Company’s Chief Financial Officer will normally be present at each meeting. During most meetings the Committee will hold private sessions, as required, with legal representatives (and when appropriate, outside counsel retained to advise the Committee) to discuss legal matters which may impact the Company’s financial position. Minutes of meetings will be taken including notations as to what private sessions occur.

REQUIRED PROCESSES

1.  EXTERNAL AUDITORS

The Audit Committee shall be directly responsible for the appointment, compensation and oversight of the work of any public accounting firm employed for preparing or issuing an audit report or related work (each an “External Auditor”). Each such public accounting firm shall report directly to the Audit

Committee. The Committee shall have the sole authority to hire, determine funding for, evaluate and fire the External Auditor.

The Audit Committee:

a.	Selects, evaluates and replaces the External Auditor as appropriate;
b.	Reviews annual audit plans and assesses the External Auditor’s performance against plan;
c.	Receives annually from the External Auditor a formal written statement on its independence; discusses any relationships or issues that could hinder the External Auditor’s independence and objectivity; and determines if additional steps need to be taken to ensure such independence;

d.	Approves in advance all audit and non-audit services to be provided by the External Auditor which are permissible under the law. In considering whether to approve such services, the Audit Committee will consider the following:

	1)	whether the service is being performed principally for the Audit Committee;
	2)	the effects of the service, if any, on audit effectiveness and on the quality and timeliness of the Company’s financial reporting process;
	3)	whether the service would be performed by specialists (e.g., technology specialists) who ordinarily also provide recurring audit support;
	4)	whether the service would be performed by audit personnel and, if so, whether it will enhance their knowledge of the Company’s business and operations;
	5)	whether the role of those performing the service would be inconsistent with the auditor’s role (e.g., a role where neutrality, impartiality and auditor skepticism are likely to be subverted);
	6)	whether the audit firm’s personnel would be assuming a management role or creating a mutuality of interest with management;
	7)	whether the auditors, in effect, would be “auditing their own numbers”;
	8)	whether the project must be started and completed very quickly;
	9)	whether the audit firm has unique expertise in the service; and
	10)	the size of the fee(s) for the non-audit service(s).
The Committee may designate this role to one or more designated members of the Committee, who shall report their activity to the Committee;
d.	Establishes rules and procedures that reasonably ensure that the External Auditor does not perform any of the following prohibited procedures:
	1)	bookkeeping or other services related to the accounting records or financial statements;
	2)	financial information systems design and implementation;

		3)	appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

		4)	actuarial services;

		5)	internal audit outsourcing services;

		6)	management functions or human resources;

		7)	broker or dealer, investment adviser, or investment banking services;

		8)	legal services and expert services unrelated to the audit; and

		9)	any other service that the Audit Committee determines is impermissible.

	f.	Ascertains whether all non-audit services provided by the External Auditor are disclosed in quarterly and annual financial reports;

	g.	Meets privately with the External Auditor at regular meetings and on an as needed basis;

	h.	Reviews the External Auditor’s report on:

		1)	the quality of accounting and disclosure and the accounting principles applied;

		2)	the reasonableness of judgments and estimates used in preparing the financial statements, including assumptions made and the completeness of the related disclosures;

		3)	all critical accounting policies and practices used;

		4)	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments including for any off-balance sheet transactions, and the treatment preferred by the External Auditor;

		5)	other material written communications between the External Auditor and the Company’s management, including all management letters or comments;

		6)	the schedule of unadjusted differences; and

		7)	the effectiveness of the Company’s internal controls in providing reasonable assurance that the financial statements and disclosures are fairly presented, comply with the legal and regulatory requirements, and provide timely detection of fraud.

	i.	Resolves disagreements between management and the External Auditor regarding financial reporting.

2.	RELATED-PARTY TRANSACTIONS

The Committee shall review and approve all related-party transactions for which Audit Committee approval is required by applicable law (including SEC and Nasdaq rules) or required to be disclosed in the Company’s financial statements or SEC filings.

3.	GENERAL

The Audit Committee:

	a.	Reviews quarterly (prior to the filing of the Company’s periodic reports):

		1)	the Company’s process for assessing the risk of fraudulent financial reporting;

		2)	the Company’s process for identifying and reporting fraud, including the details of any fraud, whether or not material, that involves management or other employees who have a significant role in internal controls; and

		3)	the report of the Chief Executive Officer and Chief Financial Officer regarding the
Company’s disclosure controls and procedures.

	b.	Reviews the quarterly reporting process, annual financial statements, management certifications and External Auditor reports and attestations and ensures that:

		1)	the External Auditor performs timely reviews;

		2)	certifications, attestations, quarterly and annual financial statements as required by law are reviewed with the Audit Committee before filing with the SEC; and

		3)	the members of the Audit Committee have read the Company’s periodic reports that are filed with the SEC.

	c.	Requires management and the Chief Financial Officer to advise the Committee of significant deficiencies, material weaknesses and significant changes in internal controls and disclosure controls and procedures as well as any illegal acts unless the illegal act is clearly inconsequential;

	d.	Discusses with the Chief Financial Officer and the External Auditor the review process for the
Company’s Information Technology procedures and controls, and inquires as to the specific security programs to protect against computer fraud or misuse from both within and outside the
Company at least annually;

	e.	Instructs the External Auditor and the Chief Financial Officer that the Committee expects to be advised if there are any areas known to them that require special attention of the Audit
Committee;

	f.	Maintains a calendar of agenda items which reflects the Audit Committee responsibilities and processes specified in this Audit Committee Charter;

	g.	Reviews the Audit Committee Charter annually and has all proposed revisions approved by the
Board of Directors;

	h.	Self-assesses annually whether the Audit Committee has carried out the responsibilities defined in the Audit Committee Charter and takes any corrective action;

	i.	Self-assesses annually whether the Audit Committee complies with its membership requirements and takes corrective action;

	j.	Discloses in the Company’s proxy statement:

		1)	whether the Audit Committee satisfied its Audit Committee Charter responsibilities;

		2)	the complete Audit Committee Charter, at least every 3 years, or when significant amendments occur;

		3)	that the External Auditors have discussed judgments used in developing financial reports;

		4)	that the Audit Committee has discussed the judgments in private session; and

		5)	that the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for filing with the
SEC.

4	COMPLAINTS

The Committee shall establish and maintain procedures for:

	a.	the receipt, retention and treatment of complaints received by the Company regarding fraud, accounting, internal accounting controls, or auditing matters; and

	b.	the confidential, anonymous submission by employees regarding fraud or questionable accounting or auditing matters.

5	AUTHORITY TO ENGAGE ADVISERS

The Committee shall have the authority to engage independent counsel and other advisers, as it determines necessary to carry out its duties.

6	FUNDING

The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to:

	a.	the External Auditor for the purpose of rendering or issuing an audit report;

	b.	any advisors employed by the Committee; and

	c.	ordinary administrative expenses that are necessary or appropriate in carrying out the
Committee’s duties.

APPENDIX A

EXAMPLES OF DUTIES

In addition to the preceding required processes, the Audit Committee will make inquiries; and take actions it deems appropriate in fulfilling its responsibilities for internal and disclosure controls and procedures for financial reporting purposes. The following are examples:

a.	Obtain from management explanations of significant variances in the annual financial statements between years and determine whether the data are consistent with the Management’s Discussion and Analysis (MD&A) section of the annual report, review with management the MD&A section of the Company’s periodic reports, and ask the extent to which the External Auditor reviewed the MD&A section;

b.	Request an explanation from management and the External Auditor of changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, SEC or other regulatory bodies, that have an effect on the financial statements;

c.	Inquire about the existence and substance of any significant accounting accruals, reserves, contingencies, or estimates made by management that had a material impact on the financial statements;
d.	Inquire as to whether there have been any significant attempts to shift revenue from one period to another;
e.	Inquire of the Chief Financial Officer and External Auditor as to the adequacy of the disclosure in the footnotes to the financial statements, including those for risks and uncertainties, commitments, contingencies and related parties;

f.	Inquire of management and the External Auditor if there were any significant financial reporting issues discussed during the accounting period and if so how they were resolved;
g.	Meet privately with the External Auditor to request its opinion on various matters including the quality of financial and accounting personnel and the internal audit staff;
h.	Ask the External Auditor representative what his/her greatest concerns are, what the External Auditor believes are the greatest risks to the Company and how likely these risks are to occur, and if he/she believes anything else should be discussed with the Audit Committee that has not been raised or covered elsewhere;

i.	Review the letter of management representations given to the External Auditor and inquire whether any difficulties were encountered in obtaining the letter or any specific representations therein;
j.	Discuss with management and the External Auditor the substance of any significant issues raised to the Committee by outside counsel concerning litigation, contingencies, claims or assessments. The Audit Committee should understand how such matters are reflected in the Company’s financial statements;

k.	Determine the open years on federal income tax returns and inquire as to whether there are any significant items that have been or might be disputed by the Internal Revenue Service, and inquire as to the status of the related tax reserves, accruals, contingencies and disclosure;

l.	Review Stratasys, Inc. Signature Authority Policy, Standards of Business Conduct and the Cash Investment Policy annually and make such modifications and amendments to the policies as it deems appropriate;

m.	Determine whether the Company’s Accounting Policies have been periodically updated and kept current for changes in accounting and financial reporting standards and changes in the business;
n.	Discuss earnings press releases and financial information and earnings guidance provided to analysts and rating agencies;
o.	Discuss policies with respect to risk assessment and risk management;
p.	Review with the External Auditor any difficulties encountered in the course of his/her work and management’s response;
q.	Set clear hiring policies for employees or former employees of the External Auditor that are consistent with the Sarbanes-Oxley Act, which prohibit an auditing firm from providing audit services to a company whose Chief Executive Officer, Chief Financial Officer or chief accounting officer (or any person serving in an equivalent position) was employed by the auditing firm and participated in the Company’s audit in any capacity within one year of audit initiation; and

r.	Assure regular rotation of the lead audit partner of the External Auditor as required by the Sarbanes- Oxley Act;
s.	Request from the External Auditor the External Auditor’s peer reports;
t.	Periodically evaluate the quality of service provided by the External Auditor; and
u.	Periodically assess whether the Audit Committee should rotate the firm that serves as the External Auditor.

Appendix B

STRATASYS, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

March 26, 2004

I.     Purpose of Committee.

     The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the Board of Directors (the “Board”) of Stratasys, Inc. (the “Company”) is to determine the slate of director nominees for election to the Company’s Board of Directors and to fill vacancies occurring between annual meetings of shareholders, and recommend individuals to the Board for nomination as members of the standing committees of the Board. The Committee shall report to the Board on a regular basis and not less than once a year.

II.    Committee Membership.

     Except as provided by Nasdaq rule 4350(c)(4), the Committee shall consist solely of “independent directors,” i.e., those directors who neither are officers or employees of the Company or its subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise “independent” under the rules of the Nasdaq Stock Market, Inc.

     The members of the Committee shall be appointed by the Board. Candidates to fill subsequent vacancies on the Committee shall be appointed by the Board based on nominations by the Committee. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

     If the Committee is comprised of at least three members, one director who is not independent and is not a current officer or employee, or a spouse, parent, child or sibling, whether by blood, marriage or adoption, of, or a person who has the same residence as, any current officer or employee, may be appointed to the Committee if the Board, under exceptional and limited circumstances, determines that such individual’s membership on the Committee is required by the best interests of the Company and its shareholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination, the nature of the relationship, and the reasons for the determination. Any such member appointed to the Committee may only serve for up to two years.

III.   Committee Structure and Operations.

     The Board shall designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. The Committee shall meet in person or telephonically at least twice a year, and perhaps more frequently, in conjunction with regularly scheduled meetings of the Board at regularly scheduled times and places determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

IV.   Committee Duties and Responsibilities.

     The following are the duties and responsibilities of the Committee:

     1.     To make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof.

     2.     To identify individuals believed to be qualified to become Board members, consistent with criteria approved from time to time, if any, by the Board, and to select, or recommend to the Board, the nominees to stand for election as directors at each annual meeting of shareholders or, if applicable, at a special meeting of shareholders. In the case of a vacancy on the Board (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by shareholders. In selecting or recommending candidates, the Committee shall take into consideration any criteria approved by the Board, which may be set forth in any Corporate Governance Guidelines adopted by the Board and such other factors as it deems appropriate. These factors may include:

  Judgment

  Skill

  Diversity

  Experience with businesses and other organizations of comparable size

  The interplay of the candidate’s experience with the experience of other Board members

  The extent to which the candidate would be a desirable addition to the Board and any committees of the Board

The Committee shall consider all candidates recommended by the Company’s shareholders in accordance with the procedures set forth in the Company’s annual proxy statement and in accordance with Item 7(d)(2)(ii) of Schedule 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Committee may consider candidates proposed by management, but is not required to do so.

     3.     To identify Board members qualified to fill vacancies on any committee of the Board and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration any criteria approved by the Board, which may be set forth in any Corporate Governance Guidelines adopted by the Board, and the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate’s experience with the goals of the committee and the interplay of the candidate’s experience with the experience of other committee members.

     4.     To develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

     5.     In its discretion, to develop and recommend to the Board a set of corporate governance principles applicable to the Company, and to review those principles at least once a year.

     6.     To assist management in the preparation of the disclosure in the Company’s annual proxy statement regarding the operations of the Committee in accordance with Item 7(d)(2) of Schedule 14A under the Exchange Act.

     7.     To report to the Board on a regular basis, and not less than once per year.

     8.     To perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and committee members.

V.     Delegation to Subcommittee.

     The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

VI.     Resources and Authority of the Committee.

     The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority shall be vested solely in the Committee.

B-2

STRATASYS, INC.
14950 Martin Drive
Eden Prairie, Minnesota 55344-2020

PROXY

     The undersigned, a holder of common stock of Stratasys, Inc., a Delaware corporation (the “Company”), hereby appoints S. Scott Crump and Thomas W. Stenoien, and each of them, the proxy of the undersigned, with full power of substitution, to attend, represent and vote for the undersigned, all of the shares of the Company which the undersigned would be entitled to vote, at the Annual Meeting of Stockholders of the Company to be held on May 6, 2004 and any adjournments thereof, as follows:

1.	The election of six directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

	|_|	FOR all nominees listed below

	|_|	WITHHOLD AUTHORITY to vote for all nominees listed below.

(Instructions: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH OR OTHERWISE STRIKE OUT HIS NAME BELOW.)

S. Scott Crump, Ralph E. Crump, Edward J. Fierko, Clifford H. Schwieter, Arnold J. Wasserman, Gregory L. Wilson

2.	Upon such other matters as may properly come before the meeting or any adjournments thereof.

     The undersigned hereby revokes any other proxy to vote at such Annual Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known at the time of the solicitations hereby, said proxies are authorized to vote in accordance with their best judgment.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS ON THE OTHER SIDE HEREOF. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX DIRECTORS NAMED IN PROPOSAL 1 AND AS SAID PROXIES SHALL DEEM ADVISABLE ON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting, dated April 7, 2004, relating to the Annual Meeting.

Signature(s) of Stockholder(s)

     The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the Stock Certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name and give title of signing officer.

Date: __________________, 2004

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF
STRATASYS, INC.
PLEASE MARK, SIGN, DATE AND RETURN THE PROXY
PROMPTLY USING THE ENCLOSED ENVELOPE.